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                                                                    EXHIBIT 21.1


             SUBSIDIARIES OF CREDIT SUISSE FIRST BOSTON (USA), INC.

                             As of December 31, 2000

      The following is a list of subsidiaries of Credit Suisse First Boston
(USA), Inc. as of December 31, 2000 and the states or jurisdictions in which they are organized.

NAME                                                              JURISDICTION OF
                                                                   INCORPORATION

Advanced Brokerage Concepts LLC.............................       Delaware
AES Drax Funding, Inc.......................................       Delaware
Alfa Laval Funding, Inc.....................................       Delaware
AMB Holdings Limited (formerly DLJ Pleiade).................       South Africa
Autranet International Limited (In Dissolution).............       United Kingdom
Autranet, Inc...............................................       Delaware
AWNA Funding, Inc...........................................       Delaware
Bond Investment Partners, LLC...............................       Delaware
Brewster Property Holding Corp..............................       New York
Cadogan Nominees Limited....................................       United Kingdom
Calmco GP LLC...............................................       Delaware
Calmco Holdings, Inc........................................       Delaware
Calmco Servicing L.P........................................       Delaware
CBJC, Inc...................................................       Delaware
CE Funding, Inc.............................................       Delaware
CF Realty, Inc..............................................       Delaware
CG Funding, Inc.............................................       Delaware
Citation Funding, Inc.......................................       Delaware
Column Canada Financial Corp................................       Nova Scotia
Column Canadian Holdings, Inc...............................       Delaware
Column Financial, Inc.......................................       Delaware
Credit Suisse First Boston Corporation......................       Massachusetts
Credit Suisse First Boston Private Equity, Inc..............       Delaware
CSFBdirect Inc..............................................       Delaware
CSFBdirect Asia Holdings, Inc...............................       Delaware
CSFBdirect Cayman Inc.......................................       Cayman Islands
CSFBdirect - eUnion.........................................       Cayman Islands
CSFBdirect Europe Holdings Limited..........................       Cayman Islands
CSFBdirect Holdings Inc.....................................       Delaware
CSFB Realty Corp............................................       Delaware
DLJ Acceptance Corporation..................................       Delaware
DLJ Acquisition Corp........................................       Delaware
DLJ Asian Regional Development Corporation..................       Cayman Islands
DLJ Australia Holdings, Inc.................................       Delaware
DLJ Australia Pty. Limited..................................       Australia
DLJ BL CLO, Limited.........................................       Cayman Islands
DLJ Bridge Finance, Inc.....................................       Delaware

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
NAME                                                              JURISDICTION OF
                                                                   INCORPORATION
DLJ Canada Holdings Company.................................       Nova Scotia
DLJ Canada Holdings, Inc....................................       Delaware
DLJ Capital Associates (VI), Inc............................       Delaware
DLJ Capital Associates (VII), Inc...........................       Delaware
DLJ Capital Associates (VIII), Inc..........................       Delaware
DLJ Capital Associates (IX), Inc............................       Delaware
DLJ Capital Corporation.....................................       Delaware
DLJ Capital Funding, Inc....................................       Delaware
DLJ Capital Management Corporation..........................       Delaware
DLJ Capital Services, Inc...................................       Delaware
DLJ Capital Trust I.........................................       Delaware
DLJ Cayman Acquisition Limited..............................       Cayman Islands
DLJ Cayman Islands LDC......................................       Cayman Islands
DLJ CLO Holdings, Inc.......................................       Delaware
DLJ Commercial Mortgage Corp................................       Delaware
DLJ Cyprus Holdings Limited.................................       Cyprus
DLJ Cyprus, Inc.............................................       Delaware
DLJ Diversified Partners, Inc...............................       Delaware
DLJ Europe, Inc.............................................       Delaware
DLJ Financial Products Limited .............................       Bermuda
DLJ First ESC, LLC..........................................       Delaware
DLJ Global IMS..............................................       United Kingdom
DLJ Growth Associates (II), Inc.............................       Delaware
DLJ Harbor (Boston) Corp....................................       Massachusetts
DLJ High Yield CBO, Limited.................................       Cayman Islands
DLJ Hoffman, Inc............................................       Delaware
DLJ Holdings, Inc...........................................       Delaware
DLJ IberAmerica Funding, Inc................................       Delaware
DLJ IberAmerica Technology Ventures, Inc....................       Delaware
DLJ India Advisory Services, L.L.C..........................       Delaware
DLJ Intermediaries Inc......................................       Delaware
DLJ International Capital...................................       Cayman Islands
DLJ International Group Holdings............................       Cayman Islands
DLJ International Group Holdings UK Limited.................       Cayman Islands
DLJ International Group Limited.............................       United Kingdom
DLJ International Investment Corp...........................       Delaware
DLJ International Services..................................       Cayman Islands
DLJ International, Inc......................................       Delaware
DLJ Investment Funding, Inc.................................       Delaware
DLJ Investment Funding II, Inc..............................       Delaware
DLJ Investment Partners, Inc................................       Delaware
DLJ Investment Partners II, Inc.............................       Delaware
DLJ Investment, Inc.........................................       Delaware
DLJ Kansas City Capital, Inc................................       Delaware

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
NAME                                                              JURISDICTION OF
                                                                   INCORPORATION
DLJ LBO Plans Management Corporation........................       Delaware
DLJ LBO Plans Management Corporation II.....................       Delaware
DLJ LBO Plans Management Corporation III....................       Delaware
DLJ Leveraged Loan Corp.....................................       Delaware
DLJ Leveraged Loan Fund, LLC................................       Delaware
DLJ Links Holdings Inc......................................       Delaware
DLJ Long Term Investment Corporation........................       Delaware
DLJ Managed Plans Corporation...............................       Delaware
DLJ Merchant Banking Funding, Inc...........................       Delaware
DLJ Merchant Banking, Inc...................................       Delaware
DLJ Merchant Banking II, Inc................................       Delaware
DLJ Merchant Banking III, Inc...............................       Delaware
DLJ Mortgage Acceptance Corp................................       Delaware
DLJ Mortgage Capital, Inc...................................       Delaware
DLJ Ocelot, LLC.............................................       Delaware
DLJ Offshore Management N.V.................................       Netherlands
                                                                        Antilles
DLJ Offshore Services, Inc..................................       Delaware
DLJ o.o.o...................................................       Moscow
DLJ Phoenix First General Partner Limited...................       United Kingdom
DLJ Phoenix Funding, Inc....................................       Delaware
DLJ Phoenix Fund Trustee Limited............................       United Kingdom
DLJ Phoenix General Partner Limited.........................       United Kingdom
DLJ Phoenix General Partner II Limited......................       United Kingdom
DLJ Phoenix Group Limited...................................       United Kingdom
DLJ Phoenix Insurance Services Limited......................       United Kingdom
DLJ Phoenix Media Limited...................................       United Kingdom
DLJ Phoenix Private Equity Limited..........................       United Kingdom
DLJ Phoenix Securities (Asia) Limited.......................       United Kingdom
DLJ Phoenix Securities Finance Limited......................       United Kingdom
DLJ Phoenix Securities Investments Limited..................       United Kingdom
DLJ Phoenix Securities Limited..............................       United Kingdom
DLJ PSH Limited.............................................       United Kingdom
DLJ Pte. Limited............................................       Singapore
DLJ Puerto Rico Realty Corp.................................       Delaware
DLJ Real Estate Capital Funding, Inc........................       Delaware
DLJ Real Estate Capital Funding II, Inc.....................       Delaware
DLJ Real Estate Capital Partners, Inc.......................       Delaware
DLJ Real Estate Capital, Inc................................       Delaware
DLJ Real Estate Capital II, Inc.............................       Delaware
DLJ Real Estate Exchange Capital, Inc.......................       Delaware
DLJ Real Estate Exchange Capital II, Inc....................       Delaware
DLJ Real Estate Mezzanine Capital, Inc......................       Delaware
DLJ Real Estate, Inc........................................       Delaware
DLJ RECP SBS II, Inc........................................       Delaware

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
NAME                                                              JURISDICTION OF
                                                                   INCORPORATION
DLJ Romania, Inc............................................       Delaware
DLJ Romania II, Inc.........................................       Delaware
DLJ Secureco Holdings, Inc..................................       Delaware
DLJ Securities Limited......................................       Cayman Islands
DLJ Senior Debt Finance, Inc................................       Delaware
DLJ Senior Officers Investment Corporation..................       Delaware
DLJ Services, Inc...........................................       Delaware
DLJ South Africa, Inc.......................................       Delaware
DLJ Strategic Funding, Inc..................................       Delaware
DLJ Strategic Investors, Inc................................       Delaware
DLJ UK Holding Limited......................................       United Kingdom
DLJ UK Limited..............................................       United Kingdom
DLJ Venture Capital Corporation.............................       Cayman Islands
DLJ Venture Capital Delaware Corporation....................       Delaware
DLJ Venture Capital Partners................................       Illinois
DLJdirect Ltd...............................................       United Kingdom
DLJdirect SFG Securities Inc................................       Japan
DLJIS Holdings Limited......................................       United Kingdom
DLJ/Hutchison direct Holdings Ltd...........................       Cayman Islands
DLJIS Limited...............................................       United Kingdom
DLJ MB Advisors, Inc........................................       Delaware
DLJMB Fund, Inc.  (formerly DLJMB FOF GP, Inc.).............       Delaware
DLJ MB Funding II, Inc......................................       Delaware
DLJMB Funding III, Inc......................................       Delaware
DLJMB Mauritius Investment Company..........................       Mauritius
Donaldson Leasing Corp......................................       Delaware
Donaldson Lufkin & Jenrette Asia Limited....................       Hong Kong
Donaldson, Lufkin & Jenrette Asia Securities Limited........       Hong Kong
Donaldson, Lufkin & Jenrette Australia Pty. Limited.........       Australia
Donaldson, Lufkin & Jenrette (Brasil) Ltda..................       Brazil
Donaldson, Lufkin & Jenrette International..................       United Kingdom
Donaldson, Lufkin & Jenrette Securities Corporation.........       Delaware
Donaldson, Lufkin & Jenrette International Securities.......       United Kingdom
EF Investors, Inc...........................................       Delaware
El Paso Funding, Inc........................................       Delaware
Equine Technology and Analysis, Inc.........................       Delaware
Fibers Funding, Inc.........................................       Delaware
Fields Lane Properties, Inc.................................       Delaware
First Overlap Limited.......................................       United Kingdom
Food Distribution Funding, Inc..............................       Delaware
Formus Communications, Inc..................................       Delaware
Garmin Funding, Inc.........................................       Delaware
Gateway Management, Inc.....................................       Delaware
Global Retail Partners Funding, Inc.........................       Delaware

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
NAME                                                              JURISDICTION OF
                                                                   INCORPORATION
Global Retail Partners, Inc.................................       Delaware
Headway GP, Inc.............................................       Delaware
Headway RECP, Inc...........................................       Delaware
Headway SBS, Inc............................................       Delaware
Hoboken RECP, Inc...........................................       Delaware
Hoboken SBS, Inc............................................       Delaware
Hydrant Funding, Inc........................................       Delaware
IE LC Funding, Inc..........................................       Delaware
iNautix Technologies Hong Kong Limited......................       Hong Kong
iNautix Technologies, Inc...................................       Delaware
iNautix Technologies India Private Limited..................       India
iNautix Technologies Mauritius..............................       Republic of
                                                                       Mauritius
July Acquisitions, Inc......................................       Delaware
KPNQ Funding, Inc...........................................       Delaware
LGS Holdings Limited........................................       United Kingdom
LGS UK Limited..............................................       United Kingdom
MBPSLP, Inc.................................................       Delaware
MFBL Funding, Inc...........................................       Delaware
Netplus Funding, Inc........................................       Delaware
NeTpower Funding, Inc.......................................       Delaware
New Energy Funding, Inc.....................................       Delaware
Nextera Funding, Inc........................................       Delaware
NPM Holdings, Inc...........................................       Delaware
NPMGP, Inc..................................................       Delaware
Pershing & Co., Inc.........................................       Delaware
Pershing Clearing Corporation...............................       Delaware
Pershing ICS Nominees Limited...............................       United Kingdom
Pershing Investment Holdings Inc............................       Delaware
Pershing Keen Nominees Ltd..................................       United Kingdom
Pershing Limited............................................       United Kingdom
Pershing Nominees Ltd.......................................       United Kingdom
Pershing Securities Limited.................................       United Kingdom
Pershing Trading Company, L.P...............................       Delaware
Phoenix Equity Nominees Limited.............................       United Kingdom
Phoenix Guernsey (GP) Limited...............................       United Kingdom
Phoenix Securities (International) Limited..................       United Kingdom
PSP Capital Funding, Inc....................................       Delaware
PSP Realty, Inc.............................................       Delaware
PSTAR Funding, Inc..........................................       Delaware
PSM Funding, Inc............................................       Delaware
PTT Holding Co., Inc........................................       Delaware
Puerto Rico Hotel HOLDCO Corp...............................       Delaware
Puerto Rico Hotel OPCO Corp.................................       Delaware
Puerto Rico Hotel SBS Corp..................................       Delaware


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
NAME                                                              JURISDICTION OF
                                                                   INCORPORATION
RailAmerica Funding, Inc....................................       Delaware
RECP Hardin-B, Inc..........................................       Delaware
REFG Investor One, Inc......................................       Delaware
REFG Investor Two, Inc......................................       Delaware
REFG Investors Three, Inc...................................       Delaware
REFG Investor Four, Inc.....................................       Delaware
REFG Investor Five, Inc.....................................       Delaware
REFG Investor Six, Inc......................................       Delaware
REFG Investor Seven, Inc....................................       Delaware
REFG Investor Eight, Inc....................................       Delaware
REFG Investor Trust.........................................       Delaware
SBL Funding, Inc............................................       Delaware
Scratch & Sniff Funding, Inc................................       Delaware
Seaport General Corporation.................................       New York
Second Overlap Limited......................................       United Kingdom
Secureco Deerfield, Inc.....................................       Delaware
Secureco Greenbriar, Inc....................................       Delaware
Secureco Lodge, Inc.........................................       Delaware
Secureco Marina, Inc........................................       Delaware
Secureco Merit Fund I, Inc..................................       Delaware
Secureco Riverside, Inc.....................................       Delaware
Secureco Rolling Hills, Inc.................................       Delaware
Snoga, Inc..................................................       Delaware
STF Funding Corp............................................       Delaware
STF Funding Corp. II........................................       Delaware
Tin Funding, Inc............................................       Delaware
Trinity Group Hearthstone, Inc..............................       Illinois
Trinity Holding, Inc........................................       Delaware
2000 Funding, Inc...........................................       Delaware
UIH Funding Corp............................................       Delaware
UK Investment Plan 1997, Inc................................       Delaware


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